Exhibit 99.1

Canopy Growth Reports Third Quarter Fiscal 2026 Financial Results;

Delivers double digit net revenue growth in Canada Cannabis contributing to a narrowing net loss; financial strength of $371M in cash and cash equivalents with a net cash position of $146M at December 31, 2025

Net loss in Q3 FY2026 narrowed by 49% year-over-year; Adjusted EBITDA1 loss narrowed by 17% year-over-year, resulting from strong sales execution and SG&A cost savings

Acquisition of MTL Cannabis remains on track to close in the current quarter. Transaction is expected to strengthen Canopy Growth's global cannabis platform

Strategic recapitalization completed in January 2026 further strengthened balance sheet, with maturity dates for all outstanding indebtedness in 2031

SMITHS FALLS, ON, February 6, 2026 - Canopy Growth Corporation ("Canopy Growth" or the "Company") (TSX: WEED) (Nasdaq: CGC) today announced its financial results for the three months ended December 31, 2025 ("Q3 FY2026"). All financial information in this press release is reported in Canadian dollars, unless otherwise indicated.

“The third quarter of fiscal 2026 reflects improving fundamentals and a more focused, integrated operating model across the business, led by strength in Canada. As we continue sharpening execution and move toward closing the acquisition of MTL Cannabis, we see a clear opportunity to further strengthen our platform over time.”

Luc Mongeau, Chief Executive Officer

"The decisive cost reduction actions that we have taken to date in fiscal 2026 have strengthened our current year financial performance and will ensure we are well positioned as we close out the fiscal year. With the right-sizing of our cost structure and the expected growth across our core businesses, we are confident that we can achieve our goal of delivering positive Adjusted EBITDA during fiscal 2027.”

Tom Stewart, Chief Financial Officer

Third Quarter Fiscal 2026 Financial Highlights

•
Consolidated net revenue in Q3 FY2026 was $75M, flat compared to the three months ended December 31, 2024 (“Q3 FY2025”).
o
Cannabis net revenue in Q3 FY2026 was $52M, representing an increase of 4% compared to Q3 FY2025.
▪
Canada medical cannabis net revenue in Q3 FY2026 was $23M, representing an increase of 15% compared to Q3 FY2025 driven by an increase in the number of insured patients and increased order sizes.
▪
Canada adult-use cannabis net revenue in Q3 FY2026 was $23M, representing an increase of 8% compared to Q3 FY2025. The increase was primarily attributable to growth in infused pre-roll joints ("PRJ") and new All‑In‑One ("AIO") vapes from Tweed and 7ACRES as well as new Claybourne AIO vapes launched in Q3 FY2026, partially offset by declines in edibles and non-infused PRJs.
▪
International markets cannabis net revenue in Q3 FY2026 decreased 31% compared to Q3 FY2025. The year-over-year decrease is primarily attributable to supply chain challenges in Europe. International markets cannabis net revenue increased sequentially by 22% compared to the three months ended September 30, 2025 ("Q2 FY2026") as shipments into Europe, which began to improve in the second half of Q3 FY2026, benefited from efforts to retool elements of the European supply chain to reduce process bottlenecks.
o
Storz & Bickel net revenue in Q3 FY2026 was $23M, representing an increase of 45% sequentially compared to Q2 FY2026. Growth was primarily attributable to traditionally strong seasonal sales and the first full quarter of sales of the new VEAZYTM vaporizer. Compared to Q3 FY2025, Storz & Bickel net revenue decreased 9%, primarily attributable to lapping strong sales and continued consumer economic uncertainty.

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•
Consolidated gross margin in Q3 FY2026 was 29%, representing a decrease of 300 basis points compared to Q3 FY2025.
o
Cannabis gross margin was 25% in Q3 FY2026 as compared to 28% in Q3 FY2025. The year-over-year decrease in the gross margin percentage was primarily attributable to lower sales relating to international markets cannabis and change in sales mix.
o
Storz & Bickel gross margin in Q3 FY2026 was 37%, compared to 40% in Q3 FY2025. Gross margin in Q3 FY2026 was lower due to lower sales and increased tariffs on imports into the United States.
•
Selling, General and Administrative ("SG&A") expenses increased 7% year-over-year in Q3 FY2026 compared to Q3 FY2025. Excluding the impact of acquisition, divestiture, and other costs, which includes litigation costs and recoveries associated with previously divested businesses, SG&A expenses decreased 12% year-over-year in Q3 FY2026 compared to Q3 FY2025, driven primarily by reductions in headcount and lower third-party costs.
•
Since March 1, 2025, the Company has captured $29M of annualized savings and continues to look for additional efficiencies.
•
Net loss in Q3 FY2026 narrowed by 49% year-over-year. Adjusted EBITDA1 loss in Q3 FY2026 narrowed 17% to $3M compared to Q3 FY2025, representing the third consecutive quarter of improvement, primarily attributable to SG&A cost savings.
•
Free cash outflow2 improved year-over-year, from $28M in Q3 FY2025 to $19M in Q3 FY2026.

Business Highlights

•
The Company continues to focus its Canada adult-use business on execution and high margin product segments. Strong consumer demand for Claybourne infused PRJs and Gassers AIO vapes supported performance during Q3 FY2026.
•
The Company continues to strengthen engagement with cannabis retailers in Canada. Partnerships with provincial retailers have expanded product assortments which has significantly increased sales velocity. In addition, robust product offerings drove improved distribution with independent retailers nationwide.
•
The Company’s Canada medical cannabis segment continued to deliver strong performance, supported by focus on delivering a high quality, reliable patient experience, particularly among insured patients, consistent product availability and disciplined execution.
•
Improved product supply into international markets led to sequential growth in Q3 FY2026 compared to Q2 FY2026.
•
Storz & Bickel benefited from strong seasonal demand and continued momentum from VEAZY during Q3 FY2026. Online Black Friday sales increased 16% year-over-year, and VEAZY became the Company’s best-selling device with the fastest ramp to 20,000 units sold of any of Storz & Bickel's historical device launches.

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1 Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 6 for a reconciliation of net loss from continuing operations to adjusted EBITDA.
2 Free cash flow is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 7 for a reconciliation of free cash flow - continuing operations.

Webcast and Conference Call Information

The Company will host a conference call and audio webcast with Luc Mongeau, CEO and Tom Stewart, CFO at 10:00 AM Eastern Time on February 6, 2026.

Webcast Information

A live audio webcast will be available at:

https://onlinexperiences.com/Launch/QReg/ShowUUID=45C34153-5530-4D6A-A742-BC34AD2534FA

Replay Information

A replay will be accessible by webcast until 11:59 PM ET on May 7, 2026 at:

https://onlinexperiences.com/Launch/QReg/ShowUUID=45C34153-5530-4D6A-A742-BC34AD2534FA

Non-GAAP Measures

Adjusted EBITDA is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes Adjusted EBITDA is a useful measure for investors because it provides meaningful and useful financial information, as this measure demonstrates the operating performance of businesses. Adjusted EBITDA is calculated as the reported net income (loss), adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; restructuring costs recorded in cost of goods sold; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition, divestiture, and other costs. Asset impairments related to periodic changes to the Company’s supply chain processes are not excluded from Adjusted EBITDA given their occurrence through the normal course of core operational activities. Accordingly, management believes that Adjusted EBITDA provides meaningful and useful financial information as this measure demonstrates the operating performance of businesses. The Adjusted EBITDA reconciliation is presented within this press release and explained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2025 (the “Form 10-Q”) filed with the Securities and Exchange Commission (“SEC”).

Free cash flow is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes that free cash flow presents meaningful information regarding the amount of cash flow required to maintain and organically expand the Company’s business, and that the free cash flow measure provides meaningful information regarding the Company’s liquidity requirements. This measure is calculated as net cash provided by (used in) operating activities less purchases of and deposits on property, plant and equipment. The free cash flow reconciliation is presented within this press release and explained in the Form 10-Q filed with the SEC.

Contact

Alex Thomas

Senior Director, Communications

media@canopygrowth.com

Tyler Burns

Director, Investor Relations

tyler.burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a world-leading cannabis company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to consumers, Canopy Growth delivers innovative products from owned and licensed brands including Tweed, 7ACRES, DOJA, Deep Space, and Claybourne, as well as category defining vaporization devices by Storz & Bickel. In addition, Canopy Growth serves medical cannabis patients globally with principal operations in Canada, Europe and Australia.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA, LLC (“Canopy USA”). Canopy USA’s portfolio includes ownership of Acreage Holdings, Inc (“Acreage”), a vertically integrated multi‑state cannabis operator with operations throughout the U.S. Northeast and Midwest, as well as ownership of Wana Wellness, LLC, The Cima Group, LLC, and Mountain High Products, LLC (collectively “Wana”), a leading North American edibles brand, and majority ownership of Lemurian, Inc. (“Jetty”), a California-based producer of high-quality cannabis extracts and clean vape technology.

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At Canopy Growth, we’re shaping a future where cannabis is embraced for its potential to enhance well-being and improve lives. With high-quality products, a commitment to responsible use, and a focus on enhancing the communities where we live and work, we’re paving the way for a better understanding of all that cannabis can offer.

For more information visit www.canopygrowth.com.

Notice Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws, which involve certain known and unknown risks and uncertainties. To the extent any forward-looking statements in this press release constitutes “financial outlooks” within the meaning of applicable Canadian securities laws, the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. Our actual results or outcomes may differ materially from those anticipated. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Forward-looking statements include, but are not limited to, statements with respect to:

•
laws and regulations and any amendments thereto applicable to our business and the impact thereof, including uncertainty regarding the application of U.S. state and federal law to cannabis and hemp (including CBD) products and the scope of any regulations by the U.S. Food and Drug Administration, the U.S. Drug Enforcement Administration, the U.S. Federal Trade Commission, the U.S. Patent and Trademark Office, the U.S. Department of Agriculture and any state equivalent regulatory agencies over cannabis and hemp (including CBD) products;
•
expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;
•
our ability to refinance debt as and when required on terms favorable to us and comply with covenants contained in our debt facilities and debt instruments;
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the impacts of the Company’s strategy to accelerate entry into the U.S. cannabis market through the creation of Canopy USA;
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expectations for Canopy USA to capitalize on the opportunity for growth in the United States cannabis sector and the anticipated benefits of such strategy;
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the potential acquisition of MTL Cannabis Corp. ("MTL Cannabis"), including the timing of closing of the potential MTL Cannabis acquisition, the satisfaction or waiver of the conditions to closing the MTL Cannabis acquisition and the outcome and anticipated benefits of such transaction;
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the timing and occurrence of the final tranche closing in connection with the acquisition of Jetty pursuant to the exercise of the option to acquire Jetty;
•
the issuance of additional common shares of the Company (each whole share, a “Canopy Share” or a “Share”) to satisfy any deferred and/or option exercise payments to the shareholders of Wana and Jetty and the issuance of additional non-voting and non-participating shares in the capital of Canopy USA issuable to Canopy Growth from Canopy USA in consideration thereof;
•
the acquisition of additional Class A shares of Canopy USA in connection with the investment in Canopy USA by the Huneeus 2017 Irrevocable Trust (the “Trust”) in the aggregate amount of up to US$20 million, including any warrants of Canopy USA issued to the Trust in accordance with the share purchase agreement entered into by the Trust and Canopy USA;
•
expectations regarding the potential success of, and the costs and benefits associated with, our acquisitions (including the potential acquisition of MTL Cannabis), equity investments and dispositions;
•
the grant, renewal and impact of any license or supplemental license to conduct activities with cannabis or any amendments thereof;
•
our international activities, including required regulatory approvals and licensing, anticipated costs and timing, and expected impact;
•
our ability to successfully create and launch brands and further create, launch and scale products in jurisdictions where such products are legal and that we currently operate in;
•
the benefits, viability, safety, efficacy, dosing and social acceptance of cannabis, including CBD and other cannabinoids;
•
our ability to maintain effective internal control over financial reporting;

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•
expectations regarding the use of proceeds of equity financings;
•
the legalization of the use of cannabis for medical or adult-use in jurisdictions outside of Canada, the related timing and impact thereof and our intentions to participate in such markets, if and when such use is legalized;
•
the timing and occurrence of the implementation of the Government of Canada's proposed 2025 federal budget released on November 4, 2025, including the proposed adjustment to the medical cannabis benefit program as well as the expected impact thereof;
•
our ability to execute on our strategy and the anticipated benefits of such strategy;
•
the ongoing impact of the legalization of additional cannabis product types and forms for adult-use in Canada, including federal, provincial, territorial and municipal regulations pertaining thereto, the related timing and impact thereof and our intentions to participate in such markets;
•
the ongoing impact of developing provincial, state, territorial and municipal regulations pertaining to the sale and distribution of cannabis, the related timing and impact thereof, as well as the restrictions on federally regulated cannabis producers participating in certain retail markets and our intentions to participate in such markets to the extent permissible;
•
the timing and nature of legislative changes in the U.S. regarding the regulation of cannabis including tetrahydrocannabinol;
•
the future performance of our business and operations;
•
our competitive advantages and business strategies;
•
the competitive conditions of the industry;
•
the expected growth in the number of customers using our products;
•
expectations regarding revenues, expenses and anticipated cash needs;
•
expectations regarding cash flow, liquidity and sources of funding;
•
expectations regarding capital expenditures;
•
the expansion of our production and manufacturing, the costs and timing associated therewith and the receipt of applicable production and sale licenses;
•
expectations with respect to our growing, production and supply chain capacities;
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expectations regarding the resolution of litigation and other legal and regulatory proceedings, reviews and investigations;
•
expectations with respect to future production costs;
•
expectations with respect to future sales and distribution channels and networks;
•
the expected methods to be used to distribute and sell our products;
•
our future product offerings;
•
the anticipated future gross margins of our operations;
•
accounting standards and estimates;
•
expectations regarding our distribution network;
•
expectations regarding the costs and benefits associated with our contracts and agreements with third parties, including under our third-party supply and manufacturing agreements;
•
our ability to comply with the listing requirements of the Nasdaq Stock Market LLC and the Toronto Stock Exchange; and
•
expectations on price changes for products in cannabis markets.

Certain of the forward-looking statements contained herein concerning the industries in which we conduct our business are based on estimates prepared by us using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which we believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. The industries in which we conduct our business involve risks and uncertainties that are subject to change based on various factors, which are described further below.

The forward-looking statements contained herein are based upon certain material assumptions , including: (i) management’s perceptions of historical trends, current conditions and expected future developments; (ii) our ability to generate cash flow from operations; (iii) general economic, financial

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market, regulatory and political conditions in which we operate; (iv) the production and manufacturing capabilities and output from our facilities, strategic alliances and equity investments; (v) consumer interest in our products; (vi) competition; (vii) anticipated and unanticipated costs; (viii) government regulation of our activities and products including but not limited to the areas of taxation and environmental protection; (ix) the timely receipt of any required regulatory authorizations, approvals, consents, permits and/or licenses; (x) our ability to obtain qualified staff, equipment and services in a timely and cost-efficient manner; (xi) our ability to conduct operations in a safe, efficient and effective manner; (xii) our ability to realize anticipated benefits, synergies or generate revenue, profits or value from our recent acquisitions into our existing operations; and (xiii) other considerations that management believes to be appropriate in the circumstances. While our management considers these assumptions to be reasonable based on information currently available to management, there is no assurance that such expectations will prove to be correct. Financial outlooks, as with forward-looking statements generally, are, without limitation, based on the assumptions and subject to various risks as set out herein. Our actual financial position and results of operations may differ materially from management’s current expectations.

By their nature, forward-looking statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the forward-looking statements in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf. Such factors include, without limitation, our limited operating history; risks that we may be required to write down intangible assets, including goodwill, due to impairment; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); our ability to maintain an effective system of internal control; the diversion of management time on matters related to Canopy USA; the risks that the Trust’s future ownership interest in Canopy USA is not quantifiable, and the Trust may have significant ownership and influence over Canopy USA; the risks in the event that Acreage and Wana cannot satisfy their debt obligations as they become due; volatility in and/or degradation of general economic, market, industry or business conditions; risks relating to the overall macroeconomic environment, which may impact customer spending, our costs and our margins, including tariffs (and related retaliatory measures), the levels of inflation, interest rates and trade policy; risks relating to the evolving regulatory landscape in the United States; risks relating to our current and future operations in emerging markets; compliance with applicable environmental, economic, health and safety, energy and other policies and regulations and in particular health concerns with respect to vaping and the use of cannabis products in vaping devices; risks and uncertainty regarding future product development; changes in regulatory requirements in relation to our business and products; our reliance on licenses issued by and contractual arrangements with various federal, state and provincial governmental authorities; inherent uncertainty associated with projections; future levels of revenues and the impact of increasing levels of competition; third-party manufacturing risks; third-party transportation risks; our exposure to risks related to an agricultural business, including wholesale price volatility and variable product quality; changes in laws, regulations and guidelines and our compliance with such laws, regulations and guidelines; risks relating to inventory write downs; risks relating to our ability to refinance debt as and when required on terms favorable to us and to comply with covenants contained in our debt facilities and debt instruments; risks associated with jointly owned investments; our ability to manage disruptions in credit markets or changes to our credit ratings; the success or timing of completion of ongoing or anticipated capital or maintenance projects; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; business strategies, growth opportunities and expected investment; counterparty risks and liquidity risks that may impact our ability to obtain loans and other credit facilities on favorable terms; the potential effects of judicial, regulatory or other proceedings, litigation or threatened litigation or proceedings, or reviews or investigations, on our business, financial condition, results of operations and cash flows; risks associated with divestment and restructuring; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities, self-regulatory organizations, plaintiffs in litigation or persons threatening litigation; consumer demand for cannabis products; the implementation and effectiveness of key personnel changes; risks related to stock exchange restrictions; risks related to the protection and enforcement of our intellectual property rights; the risks related to our exchangeable shares (the “Exchangeable Shares”) having different rights from Canopy Shares and there may never be a trading market for the Exchangeable Shares; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; risks related to finalization of the consideration payable by us for the acquisition by Canopy USA of the remaining interests in Jetty; and the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 filed with the SEC and the risk factors discussed under the heading “Item 1A. Risk Factors” in the Form 10-Q. Readers are cautioned to consider these and other factors, uncertainties and potential events carefully and not to put undue reliance on forward-looking statements.

Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned that the forward-looking statements may not be appropriate for any other purpose. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements are made as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking statements, except as required by law. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

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Schedule 1

CANOPY GROWTH CORPORATION

CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS

(in thousands of Canadian dollars, except number of shares and per share data, unaudited)

	December 31, 2025	March 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$371,322	$113,811
Short-term investments	-	17,656
Restricted short-term investments	5,034	6,410
Amounts receivable, net	32,536	52,780
Inventory	105,555	96,373
Prepaid expenses and other assets	10,219	7,544
Total current assets	524,666	294,574
Other investments	155,150	179,977
Property, plant and equipment	285,039	293,523
Intangible assets	76,168	87,200
Goodwill	47,525	46,042
Other assets	17,644	16,385
Total assets	$1,106,192	$917,701

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,963	$26,099
Other accrued expenses and liabilities	43,755	38,613
Current portion of long-term debt	-	4,258
Other liabilities	34,576	25,434
Total current liabilities	98,294	94,404
Long-term debt	224,989	299,811
Other liabilities	24,736	36,273
Total liabilities	348,019	430,488
Commitments and contingencies
Canopy Growth Corporation shareholders’ equity:
Share capital Common shares - $nil par value; Authorized - unlimited; Issued and outstanding - 368,284,639 shares and 183,865,295 shares, respectively. Exchangeable shares - $nil par value; Authorized - unlimited; Issued and outstanding - 26,261,474 shares and 26,261,474 shares, respectively.	9,169,947	8,796,406
Additional paid-in capital	2,615,588	2,618,417
Accumulated other comprehensive income	6,576	535
Deficit	(11,033,938)	(10,928,145)
Total shareholders’ equity	758,173	487,213
Total liabilities and shareholders’ equity	$1,106,192	$917,701

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Schedule 2

CANOPY GROWTH CORPORATION CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands of Canadian dollars, except number of shares and per share data, unaudited)

	Three months ended December 31,
	2025	2024
Revenue	$90,391	$86,244
Excise taxes	15,850	11,483
Net revenue	74,541	74,761
Cost of goods sold	53,075	50,663
Gross margin	21,466	24,098
Operating expenses
Selling, general and administrative expenses	44,437	41,476
Share-based compensation	888	5,159
Loss on asset impairment and restructuring	2,491	1,285
Total operating expenses	47,816	47,920
Operating loss from continuing operations	(26,350)	(23,822)
Other income (expense), net	(35,909)	(97,758)
Loss from continuing operations before income taxes	(62,259)	(121,580)
Income tax expense	(368)	(316)
Net loss attributable to Canopy Growth Corporation	$(62,627)	$(121,896)

Basic and diluted loss per share
Basic and diluted loss per share	$(0.18)	$(1.11)
Basic and diluted weighted average common shares outstanding	345,534,979	110,306,430

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Schedule 3

CANOPY GROWTH CORPORATION CONDENSED INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands of Canadian dollars, unaudited)
	Nine months ended December 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(105,793)	$(377,327)
Gain from discontinued operations, net of income tax	-	5,310
Net loss from continuing operations	(105,793)	(382,637)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	14,281	15,570
Amortization of intangible assets	13,539	16,081
Share-based compensation	2,798	14,531
Loss on asset impairment and restructuring	710	18,971
Income tax expense	873	6,812
Non-cash fair value adjustments and charges related to settlement of long-term debt	19,246	223,591
Change in operating assets and liabilities, net of effects from purchases of businesses:
Amounts receivable	19,606	(3,163)
Inventory	(8,751)	(12,924)
Prepaid expenses and other assets	(3,158)	(641)
Accounts payable and accrued liabilities	(2,178)	(17,000)
Other, including non-cash foreign currency	3,275	(11,789)
Net cash used in operating activities	(45,552)	(132,598)
Cash flows from investing activities:
Purchases of and deposits on property, plant and equipment	(4,333)	(7,724)
Purchases of intangible assets	(511)	(409)
Proceeds on sale of property, plant and equipment	5	4,932
Redemption of short-term investments	19,001	16,950
Net cash outflow on sale or deconsolidation of subsidiaries	-	(6,968)
Net cash inflow on loan receivable	153	28,353
Investment in other financial assets	-	(95,335)
Other investing activities	6,981	-
Net cash provided by (used in) investing activities - continuing operations	21,296	(60,201)
Net cash provided by investing activities - discontinued operations	-	13,414
Net cash provided by (used in) investing activities	21,296	(46,787)
Cash flows from financing activities:
Proceeds from issuance of common shares and warrants	374,171	255,989
Proceeds from exercise of stock options	-	112
Proceeds from exercise of warrants	-	8,454
Issuance of long-term debt and convertible debentures	-	68,255
Repayment of long-term debt	(71,660)	(148,249)
Other financing activities	(16,712)	(19,943)
Net cash provided by financing activities	285,799	164,618
Effect of exchange rate changes on cash and cash equivalents	(4,032)	6,376
Net increase/(decrease) in cash and cash equivalents	257,511	(8,391)
Cash and cash equivalents, beginning of period	113,811	170,300
Cash and cash equivalents, end of period	$371,322	$161,909

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Schedule 4

Net Revenue	Three months ended December 31,
(in thousands of Canadian dollars)	2025	2024	$ Change	% Change
Cannabis
Canadian adult-use cannabis[1]	$22,927	$21,153	$1,774	8%
Canadian medical cannabis[2]	22,511	19,575	2,936	15%
International markets cannabis[3]	6,209	8,974	(2,765)	(31%)
	$51,647	$49,702	$1,945	4%

Storz & Bickel	$22,894	$25,059	$(2,165)	(9%)

Net revenue	$74,541	$74,761	$(220)	(0.3%)

[1] Includes excise taxes of $13,239 and other revenue adjustments, representing our determination of returns and pricing adjustments, of $324 for the three months ended December 31, 2025 (three months ended December 31, 2024 - excise taxes of $9,335 and other revenue adjustments of $924).

[2] Includes excise taxes of $2,611 for the three months ended December 31, 2025 (three months ended December 31, 2024 - $2,148).
[3] Reflects other revenue adjustments of $933 for the three months ended December 31, 2025 (three months ended December 31, 2024 - $62).

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Schedule 5

Segmented Gross Margin
	Three months ended December 31,
(in thousands of Canadian dollars except where indicated; unaudited)	2025	2024
Cannabis segment
Net revenue	$51,647	$49,702
Gross margin, as reported	12,976	14,106
Gross margin percentage, as reported	25%	28%

Storz & Bickel segment
Revenue	$22,894	$25,059
Gross margin, as reported	8,490	9,992
Gross margin percentage, as reported	37%	40%

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Schedule 6

Adjusted EBITDA[1] Reconciliation (Non-GAAP Measure)
	Three months ended December 31,
(in thousands of Canadian dollars, unaudited)	2025	2024
Net loss from continuing operations	$(62,627)	$(121,896)
Income tax expense	368	316
Other (income) expense, net	35,909	97,758
Share-based compensation	888	5,159
Acquisition, divestiture, and other costs[2]	11,195	3,595
Depreciation and amortization	8,905	10,314
Loss on asset impairment and restructuring	2,491	1,285
Adjusted EBITDA[1]	$(2,871)	$(3,469)
[1]Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures".
[2]Acquisition, divestiture, and other costs include non-recurring transaction and litigation costs.

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Schedule 7

Free Cash Flow[1] Reconciliation (Non-GAAP Measure)
	Three months ended December 31,
(in thousands of Canadian dollars, unaudited)	2025	2024
Net cash used in operating activities - continuing operations	$(17,236)	$(26,966)
Purchases of and deposits on property, plant and equipment - continuing operations	(1,801)	(1,215)
Free cash flow[1] - continuing operations	$(19,037)	$(28,181)
[1]Free cash flow is a non-GAAP measure. See "Non-GAAP Measures".

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